SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A


                                 CURRENT REPORT


PURSUANT  TO  SECTION  13  OR  15  (d)  OF  THE  SECURITIES EXCHANGE ACT OF 1934

Date  of  report:  February 1, 2001

                             CASTLE BANCGROUP, INC.

DELAWARE                            0-25914                           36-3238190
(State of Incorporation)     (Commission File Number)             (IRS  Employee
                                                            Identification  No.)

                             121 W. Lincoln Highway
                                DeKalb, IL  60115
                                 (815) 758-7007


March  30,  2001

                                EXPLANATORY NOTE


This amendment to this Current Report on Form 8-K is being filed to file the letter from KPMG LLP to Castle BancGroup, Inc. as an Exhibit.


ITEM  4.  CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT

On February 1, 2001, the Registrant gave notification of dismissal of the firm of KPMG LLP (KPMG) as independent certified public accountants of the Registrant, effective with completion of the audit of the Registrant's financial statements for the year ended December 31, 2000, and the issuance of their report thereon.

The change in independent certified accountants was approved by the Audit Committee and by the Board of Directors.

KPMG  performed  audits  of  the  financial  statements  for the two years ended
December 31, 2000. Their reports did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the two years ended December 31, 2000, there have been no disagreements between the Registrant and KPMG on any matter of accounting principles or practice, financial statement disclosure, or auditing scope of procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference to the subject matter of such disagreements in connection with its report.

During the two years ended December 31, 2000, KPMG did not advise the Registrant of any of the following matters:

     1. That the internal controls necessary for the Registrant to develop reliable financial statements did not exist;


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     2.   That  information  had come to KPMG's attention that had lead it to no longer be able to rely on management's representations, or that had make it unwilling to be associated with the financial statements prepared by the management;

     3. That there was a need to expand significantly to the scope of the audit of the Registrant, or that information had come to KPMG's attention that if further investigated: (i) may materially impact the fairness or reliability of either a previously-issued audit report or underlying financial statements, or the financial statements issued or to be issued covering the fiscal periods subsequent to the date of the most recent financial statements covered by an audit report (including information that may prevent it from rendering an unqualified audit report on those financial statements) or (ii) may cause it to be unwilling to rely on management's representation or be associated with the Registrant's financial statements and that, due to its dismissal, KPMG did not so expand the scope of its audit or conduct such further investigation;

     4. That information had come to KPMG's attention that it had concluded materially impacted the fairness or reliability of either: (i) a previously-issued audit report or the underlying financial statements or (ii) the financial statements issued or to be issued covering the fiscal period subsequent to the date of the most recent financial statements covered by an audit report (including information that, unless resolved to the accountant's satisfaction, would prevent it from rendering an unqualified audit report on those financial statements) or that, due to its dismissal, there were no such unresolved issues as of the date of its dismissal.

The Registrant had requested that KPMG furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of the letter from KPMG to the Securities and Exchange Commission dated February 8, 2001, and a copy of the letter from KPMG to Castle BancGroup, Inc. dated March 26, 2001, are attached as Exhibits.

On  February  1,  2001,  the  Registrant  engaged  the firm of Crowe, Chizek and
Company  LLP  as  independent  certified  public accountants for the Registrant.

During the two years ended December 31, 2000, and the subsequent interim period from January 1, 2001, through engagement of Crowe, Chizek and Company LLP as the Registrant's independent accountant, neither the Registrant nor anyone on its behalf had consulted Crowe, Chizek and Company LLP with respect to any accounting or auditing issues involving the Registrant. In particular, there was no discussion with the Registrant regarding the application of accounting principles to a specified transaction, the type of audit opinion that might be rendered on the financial statements, or any related item.

ITEM  7.  FINANCIAL  STATEMENTS  AND  EXHIBITS

     (a)  Exhibits
          1.  Letter  of  KPMG  LLP  to  the Securities and Exchange Commission.
          2.  Letter  of  KPMG  LLP  to  Castle  BancGroup,  Inc.

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:     March 30, 2001                    CASTLE  BANCGROUP,  INC.


                                            By:  /s/  Micah  R.  Bartlett
                                               ---------------------------------
                                               Micah  R.  Bartlett
                                               Senior Vice President, Controller

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                                  EXHIBIT INDEX
                                  -------------



EXHIBIT  NUMBER                                   DESCRIPTION
---------------                                   -----------


       1 Letter from KPMG LLP to the Securities and Exchange Commission

       2                              Letter  from  KPMG  LLP  to  Castle
                                      Bancgroup,  Inc.

                                   EXHIBIT  1
                                   ----------



February  8,  2001


Securities and Exchange Commission
450  Fifth  Street,  NW
Washington,  DC  20549

Ladies  and  Gentlemen:

We were previously principal accountants for Castle BancGroup, Inc. and under the date of April 10, 2000, we reported on the consolidated financial statements of Castle BancGroup, Inc. as of and for the years ended December 31, 1999 and 1998. On February 1, 2001, we were notified that Castle BancGroup, Inc. engaged Crowe Chizek and Company LLP as its principal accountants for the year ending December 31, 2001 and that the auditor-client relationship with KPMG LLP will cease upon completion of the audit of Castle BancGroup, Inc.'s consolidated financial statements as of and for the year ended December 31, 2000 and the issuance of our report thereon. We have read Castle BancGroup, Inc.'s statements included under Item 4 of its Form 8-K dated February 7, 2001 and we agree with such statements, except that we are not in a position to agree or disagree with Castle BancGroup, Inc.'s statements that (1) the change in independent accountants was approved by the Audit Committee and by the Board of Directors, (2) Castle BancGroup, Inc. engaged the firm of Crowe, Chizek and Company LLP as independent certified public accountants for the fiscal year 2001, and (3) Castle BancGroup, Inc. had not consulted with Crowe, Chizek and Company LLP with respect to any accounting or auditing issues, and that there was no discussion regarding the application of accounting principles to a specified transaction, the type of audit opinion that might be rendered in the financial statements, or any related item.

In addition, we are not aware of the existence of a condition required to be reported under Item 304(a)(1)(v) of Regulation S-K; therefore we take no position with respect to Castle BancGroup's statements contained in the fifth paragraph of Item 4.

Very  truly  yours,


/s/  KPMG  LLP

                                   EXHIBIT  2
                                   ----------



March  26,  2001



Mr.  John  W.  Castle
Chairman  and  CEO
Castle  BancGroup,  Inc.
141  West  Lincoln  Highway
DeKalb,  IL  60115

Dear  Mr.  Castle:

This  is  to  confirm  that  the  client-auditor  relationship  between  Castle
BancGroup,  Inc.  and  KPMG  LLP  has  ceased.

Very  truly  yours,

/s/KPMG  LLP



cc:     Chief  Accountant
        Securities  and  Exchange  Commission



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